Luna Acquires Silixa Strengthens Portfolio of Distributed Fiber Optic Sensing Solutions Adds Significant New Growth Markets and Applications and Further Expands Global Footprint Conference Call Scheduled for Today, December 21st, at 11:00 AM ET (ROANOKE, VA, December 21, 2023) – Luna Innovations Incorporated (NASDAQ: LUNA), a global leader in advanced fiber optic-based technology, today announced the strategic acquisition of Silixa, a UK- based leader in distributed fiber optic sensing solutions. The acquisition further propels Luna’s position in the fiber optic sensing market, adding capabilities in distributed acoustic sensing (DAS), distributed temperature sensing (DTS) and distributed strain sensing (DSS) that offer enhanced performance for applications in energy, natural environments, mining and defense. Silixa is expected to achieve approximately $30 million in 2023 revenue, representing approximately 15% annual growth on a constant currency basis. The purchase price consists of $21.5 million in upfront cash consideration and up to an additional $16.5 million in earnouts payable in 2025 upon the achievement of certain 2024 financial performance milestones. The transaction was funded with a portion of the proceeds from White Hat Capital Partners’ strategic investment in Luna, which was also announced today. Inclusive of modest cost synergies, the acquisition is expected to be accretive to non- GAAP earnings in the first year. “The addition of Silixa not only elevates the portfolio of solutions we already offer in our key end markets, but also further strengthens our position as an enabler of energy transition by extending our reach into exciting new growth sectors, such as carbon capture and storage, as well as into monitoring processes that will help sustain ecosystems and safeguard fragile environments,” said Scott Graeff, President and Chief Executive Officer of Luna. “Silixa brings important technology capabilities and strong talent that we expect to leverage across our EMEA footprint, which we expect will drive profitable growth across our European enterprise.” Strategic Benefits • Enhances Luna’s Product Offerings: Silixa’s highly complementary portfolio of sensing technologies and monitoring capabilities augments Luna’s current product portfolio. Silixa advances Luna’s solutions-based offerings with highly integrated monitoring and real-time data solutions that yield valuable insights and drive recurring revenue. • Expands Luna’s Serviceable Addressable Market: Silixa not only provides Luna access to emerging end markets, such as carbon capture and geotechnical monitoring, but also adds incremental capabilities and geographical reach within key existing end markets, such as energy and mining.

• Increases Luna’s Scale: In addition to greater financial and operational scale, Silixa brings proprietary sensing technologies, expanding Luna’s industry-leading patent portfolio to nearly 1,000 with the addition of Silixa’s 200+ patents. Silixa’s established presence in the U.K. adds significant talent in sales, marketing, engineering and R&D, helping to round out Luna’s EMEA organization. “Today’s announcement is a pivotal milestone in the history of Silixa and a testament to the hard work and dedication of our employees,” said Co-Founders Mahmoud Farhadiroushan and Tom Parker, who are both continuing with Luna. “We’re thrilled to be joining a company that shares our focus on innovation and our passion to provide solutions to some of the world’s most critical challenges,” added Glynn Williams, CEO at Silixa, who will remain as an advisor to Luna through 2024. Needham & Company, LLC acted as financial advisor and Cooley LLP acted as legal counsel to Luna in the transaction. PWC acted as financial advisor and Addleshaw Goddard LLP acted as legal counsel to Silixa. Conference Call Details Luna will host a conference call at 11:00 AM ET today, December 21, 2023, to discuss the transaction. The investor conference call will be available via live webcast on the Luna website at www.lunainc.com under the tab "Investor Relations." To participate by telephone, the domestic dial-in number is 1.800.715.9871 and the international dial-in number is 1.646.307.1963. Participants should ask to join the Luna Innovations Incorporated conference call, conference ID 2883309, and are advised to dial in at least fifteen minutes prior to the call. A replay of the conference call will be available on the company's website under "Webcasts and Presentations" for 30 days following the conference call. About Luna Luna Innovations Incorporated (www.lunainc.com) is a leader in optical technology, providing unique capabilities in high-performance, fiber optic-based, test products for the telecommunications industry and distributed fiber optic-based sensing for a multitude of industries. Luna’s business model is designed to accelerate the process of bringing new and innovative technologies to market. About Silixa Silixa is the leading independent provider of distributed fiber optic sensing solutions, offering an unrivalled technical portfolio of end-to-end solutions that enable temperature, strain and acoustic measurements at the highest fidelity in even the most hostile settings. Silixa was created to secure a safer, more sustainable future for people and planet by using accurate, distributed, continuous, real- time, high-resolution data. Silixa investors include Lime Rock Partners, Chevron Technology Ventures and Equinor Ventures. Forward-Looking Statement The statements in this release that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include Luna’s expectations regarding Silixa’s projected 2023 revenue, the potential payment of earnout consideration in connection with future milestones, and the expected benefits of the acquisition of Silixa, including the potential for the transaction to be accretive to non-GAAP earnings in 2024, the expansion of Luna’s service offerings, capabilities and geographic reach and scale, industry trends, revenue and market opportunities, market growth, customer relationships and operational efficacy related to its technology and/or products. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of Luna may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, uncertainties regarding integration of the companies’ respective employee bases, offerings and business operations, potential adverse reactions or uncertainties regarding the acquisition among the companies’ customers, potential unknown liabilities and unforeseen expenses associated with the acquisition, potential performance shortfalls as a result of the diversion of management’s attention caused by completing the acquisition and integrating the companies’ operations, failure of demand for Luna's products and services to meet expectations, failure of target market to grow and expand and technological challenges, competitive forces and other risks and uncertainties set forth in Luna’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and Luna’s other periodic reports and filings with the Securities and Exchange Commission (“SEC”). Such filings are available on the SEC’s website at www.sec.gov and on Luna’s website at www.lunainc.com. The statements made in this release are based on information available to Luna as of the date of this release and Luna undertakes no obligation to update any of the forward- looking statements after the date of this release. Investor Contact: Allison Woody Luna Innovations Incorporated Phone: 540.769.8465 Email: woodya@lunainc.com ###